Exhibit 99.1
Public Relations Contact:
Ginger Lennon
Racepoint Group
781-487-4640
digitalglobe@racepointgroup.com
Judith McHale Resigns DigitalGlobe Board Position
Accepts appointment by President Obama to post of Under Secretary of State for Public
Diplomacy and Public Affairs
Longmont, Colo., May 27, 2009 — DigitalGlobe, a leading global content provider of high-resolution world imagery solutions, today announced the resignation of Judith McHale from its board of directors, effective as of May 26, 2009. Ms. McHale joined DigitalGlobe’s board of directors in July 2008 and is resigning to accept the position of Under Secretary of State for Public Diplomacy and Public Affairs. Ms. McHale’s resignation was expected by the Company.
President Obama nominated Ms. McHale to the post of Under Secretary for Public Diplomacy and Public Affairs on April 14, 2009, and the Senate recently confirmed her nomination. Ms. McHale was sworn in on May 26, 2009 and will assume her duties supporting Secretary Clinton and the State Department immediately.
“Judith’s guidance and insight have made a lasting contribution to DigitalGlobe,” said Jill Smith, DigitalGlobe’s president and chief executive officer. “We wish Judith well and congratulate her on this opportunity.”
About DigitalGlobe
Longmont, Colorado-based DigitalGlobe (NYSE: DGI) (http://www.digitalglobe.com) is a leading global provider of commercial high-resolution world imagery products and services. Sourced from our own advanced satellite constellation, our imagery solutions support a wide variety of uses within defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management as well as internet portals and navigation technology.
Our two high-resolution imagery satellites offer among the highest collection rates and resolution, and are capable of collecting nearly 1 million square kilometers per day. Upon the launch of WorldView-2, our third satellite, in September or early October 2009, our total collection capabilities are expected to increase to nearly 2 million square kilometers per day, with intra-day visits to those places of greatest interest to our customers.
With our collection sources, comprehensive ImageLibrary (containing 660 million square kilometers of earth imagery and imagery products, we offer a range of on- and off-line products and services designed to enable customers to easily access and integrate our imagery into their business operations and applications DigitalGlobe is a registered trademark of DigitalGlobe.
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